UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 27, 2005
Peerless Mfg. Co.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-5214	75-0724417

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2819 Walnut Hill Lane
Dallas, Texas	75229

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 357-6181
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.*
     On September 27, 2005, Peerless Mfg. Co. issued a press release announcing its financial results for the fourth quarter and the twelve months ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

*	The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description

99.1	Peerless Mfg. Co. press release dated September 27, 2005 announcing its financial results for the three and twelve months ended June 30, 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peerless Mfg. Co.

Date: September 27, 2005	By:	/s/ Richard L. Travis, Jr.

Richard L. Travis, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Peerless Mfg. Co. press release dated September 27, 2005 announcing its financial results for the fourth quarter and the twelve months ended June 30, 2005 (furnished pursuant to Item 2.02 of Form 8-K).